UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 25, 2004
Date of Report (Date of earliest event reported)

CONNETICS CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-27406	94-3173928

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3290 West Bayshore Road, Palo Alto, California 94303
(Address of principal executive offices, including zip code)

(650) 843-2800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 8.01. Other Events.

     On October 25, 2004, Connetics Corporation (“Connetics”) announced that the U.S. Food and Drug Administration (FDA) has accepted for filing Connetics New Drug Application for Velac, with a filing date of August 23, 2004, and a user fee goal date of June 25, 2005. A copy of the Connetics press release regarding Velac is attached as Exhibit 99.1 and is incorporated by reference in this Item 8.01.

     On October 25, 2004, Connetics also announced that the U.S. Food and Drug Administration (FDA) has approved Evoclin (clindamycin) Foam, 1% for the treatment of acne vulgaris. Evoclin (formerly referred to as Actiza™) is the first product approval for Connetics that is intended to address the acne market. A copy of the Connetics press release regarding Evoclin is attached as Exhibit 99.2 and is incorporated by reference in this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit
Number	Description
99.1	Press Release dated October 25, 2004, regarding Velac.
99.2	Press Release dated October 25, 2004, regarding Evoclin.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNETICS CORPORATION
By:	/s/ Katrina J. Church
Katrina J. Church
Executive Vice President, General Counsel and Secretary

Date: October 27, 2004

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release issued October 25, 2004, regarding Velac.
99.2	Press Release issued October 25, 2004, regarding Evoclin.